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                                                                      Exhibit 21
                                                                     (Form 10-K)

                                 SUBSIDIARIES OF
                          CITIZENS BANKING CORPORATION


                                                                                              Jurisdiction or
                                                              Ownership                      Incorporation of
                 Subsidiaries                                Percentage                        Organization
-------------------------------------------------------------------------------------------------------------------
Citizens Bank                                                                                    Michigan
     Citizens Commercial Leasing Corporation                      100%                           Michigan
     CB Financial Services, Inc.                                  100%                           Michigan
     Citizens Title Services, Inc.                                100%                           Michigan
     Citizens Bank Mortgage Company, LLC                           99%                           Michigan
     Citizens Service Company, Inc.                               100%                           Michigan
         Citizens Bank Consumer Finance, LLC                        1%                           Michigan
         Citizens Bank Mortgage Company, LLC                        1%                           Michigan
     Citizens Bank Consumer Finance, LLC                           99%                           Michigan
     CB Capital Management, Inc.                                  100%                           Michigan
Citizens Bank -- Illinois, N.A.                                   100%                     National Association
CB Wealth Management, N.A.                                        100%                     National Association
F&M Bancorporation, Inc.                                          100%                           Wisconsin
     F&M Bank -- Wisconsin                                        100%                           Wisconsin
         Pulaski Capital Corporation                              100%                            Nevada
     F&M Bank -- Iowa                                             100%                             Iowa
         Security Bancservices, Inc.                              100%                             Iowa